                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                REMBRANDT FUNDS(R)
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     same
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         N/A
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     2)  Aggregate number of securities to which transaction applies:

         N/A
         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

         N/A
         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         N/A
         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     3)  Filing Party:

         -----------------------------------------------------------------------

     4)  Date Filed:

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


-------------------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES. YOU WILL RECEIVE ONE PROXY CARD FOR EACH FUND IN WHICH YOU OWN SHARES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE FUNDS WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR FUND MONEY.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

-------------------------------------------------------------------------------

                              REMBRANDT FUNDS (R)

                                    [LOGO]

                              REMBRANDT FUNDS (R)

                                  VALUE FUND
                                  GROWTH FUND
                                SMALL CAP FUND
                           INTERNATIONAL EQUITY FUND
                               ASIAN TIGERS FUND
                   INTERMEDIATE GOVERNMENT FIXED INCOME FUND
                         TAX-EXEMPT FIXED INCOME FUND
                           GLOBAL FIXED INCOME FUND
                                 BALANCED FUND

Dear Shareholder,

  A Shareholder Meeting of the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, Asian Tigers Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund and Balanced Fund of Rembrandt Funds (R) (the "Trust") has been scheduled for Friday, April 19, 1996. If you were a shareholder of record as of the close of business on Monday, March 4, 1996, you are entitled to vote at the meeting or any adjournment of the meeting.

  While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filing out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope so that the maximum number of shares may be voted. You may vote for or against all Proposals that apply to your Fund by checking a single box, or you may vote on each Proposal separately.

  The attached proxy statement is designed to give you information relating each of the proposals on which you will be asked to consider and vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

    1. Amending each Fund's fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate or commodities contracts.

    2. Reclassifying each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

    3. Eliminating each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

    4. Amending each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

    5. Reclassifying each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amending the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

    6. Reclassifying each Fund's fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy and amending certain language to clarify the non-fundamental policy.

  Your vote is important to us. Please do not hesitate to call 1-800-if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Rembrandt Funds (R).

                                          Sincerely,

                                          (Signature)

                                          President

                                                               PRELIMINARY COPY

                              REMBRANDT FUNDS (R)
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 19, 1996

  Notice is hereby given that a Special Meeting of Shareholders of the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, Asian Tigers Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund, and Balanced Fund (each a "Fund" and, collectively, the "Funds") of Rembrandt Funds (R) (the "Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April, 19, 1996,
at     , Eastern time (the "Meeting") to consider and act on the following matters:

    1. Proposal to amend each Fund's fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate or commodities contracts.

    2. Proposal to reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

    3. Proposal to eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

    4. Proposal to amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

    5. Proposal to reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amending the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

    6. Proposal to reclassify each Fund's fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy and to amend certain language to clarify the non-fundamental policy.

  In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          RICHARD W. GRANT, SECRETARY

  All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

  Shareholders of record at the close of business on March 4, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

March 13, 1996

                                                               PRELIMINARY COPY

                              REMBRANDT FUNDS (R)
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109

                               ----------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rembrandt Funds (R) (the "Trust") on behalf of the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, Asian Tigers Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund, and Balanced Fund (each a "Fund" and, collectively, the "Funds") for use at the
Special Meeting of Shareholders to be held on Friday, April 19, 1996 at     ,
Eastern time at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on March 4, 1996 (the "Shareholders") are entitled to vote at the Meeting.

  The approximate number of units of beneficial interest ("shares") issued and outstanding of each Fund, as of March 4, 1996, is set forth below:

                                                           SHARES OUTSTANDING
                    FUND                                  (AS OF MARCH 4, 1996)
                    ----                                  ---------------------
      Value Fund.........................................
      Growth Fund........................................
      Small Cap Fund.....................................
      International Equity Fund..........................
      Asian Tigers Fund..................................
      Fixed Income Fund..................................
      Intermediate Government Fixed Income Fund..........
      Tax-Exempt Fixed Income Fund.......................
      Global Fixed Income Fund...........................
      Balanced Fund......................................

  Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting. Shareholders of each class of each Fund will vote together on each Proposal.

  In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SEI Financial Management Corporation, the Trust's Administrator (the "Administrator"), may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending solicitation materials to their principals. The cost of solicitation will be borne by the Fund. The proxy and this Proxy Statement are being mailed to Shareholders on or about March 13, 1996.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                 INTRODUCTION

  The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of each of the Funds to vote on issues related to certain investment limitations.

  The Proposals relate to certain changes to several of the fundamental investment limitations of the Funds. Essentially, the Proposals are designed to establish new fundamental and non-fundamental limitations for the Funds by amending certain of the existing fundamental investment limitations, reclassifying some of them as non-fundamental and eliminating some of them entirely. The Investment Company Act of 1940, as amended (the "1940 Act"), and the securities laws of certain states require that investment companies adopt certain investment policies, including investment limitations that can be changed only by a Shareholder vote. Investment companies may also elect to designate other policies as policies that may only be changed by a Shareholder vote. Both types of policies are referred to as "fundamental" policies. In addition, investment companies may elect to designate other policies as policies that may be changed by the Board of Trustees, without Shareholder vote, and such policies are referred to as non-fundamental policies. For purposes of fundamental and non-fundamental policies, each Fund is treated as a separate investment company and each adopts its own fundamental and non-fundamental policies and limitations.

  The Funds' fundamental investment policies and limitations are set forth in the prospectuses and statement of additional information. The Trustees have elected to reclassify some limitations as non-fundamental and/or modify or eliminate other fundamental limitations as set forth below in order to: (1) update the policies and limitations to reflect regulatory developments; (2) improve the Funds' ability to adapt to developments in the securities markets; and (3) improve management efficiency by making the Funds' limitations as consistent as possible. In some cases, the Funds adopted fundamental limitations to comply with federal or state regulatory requirements that have changed. The Trustees do not think it is in the Funds' interests to have Shareholders vote whenever regulatory changes require or permit the Funds to change their investment limitations. To the extent that Shareholders vote to reclassify certain limitations as non-fundamental, the Trustees will be able to change such limitations without future Shareholder votes.

  In addition, securities markets are evolving rapidly and the Trustees believe that the Funds' advisors need flexibility, subject to Trustee oversight and general considerations of prudence, to keep up with developments. For this reason, the Trustees believe that investment limitations should only be fundamental where specifically required by law. THE FUNDAMENTAL NATURE OF EACH FUND'S INVESTMENT OBJECTIVE, AS DISTINGUISHED FROM ITS INVESTMENT LIMITATIONS, WILL NOT BE CHANGED.

  The amendments to a Fund's fundamental limitations will become effective immediately upon Shareholder approval. For each Fund, if a Proposal is not approved by vote of the Shareholders of the Fund, the current limitation as applied to the Fund will remain unchanged.

1. PROPOSAL TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING INVESTMENT IN REAL ESTATE AND COMMODITIES TO CLARIFY EACH FUND'S ABILITY TO INVEST IN COMMODITIES CONTRACTS RELATING TO FINANCIAL INSTRUMENTS AND IN MARKETABLE SECURITIES ISSUED BY COMPANIES WHICH INVEST IN REAL ESTATE OR COMMODITIES CONTRACTS.

  At the Meeting, Shareholders of each Fund will vote separately regarding the amendment of each Fund's fundamental limitation with respect to investing in real estate and commodities. This limitation is currently stated as follows:

    [A Fund may not:] Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts.

  Subject to Shareholder approval, the Trustees intend to replace this limitation with the following fundamental limitation:

    [A Fund may not:] Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  The primary purpose of this change is to amend each Fund's limitation on investing in real estate and commodities to clarify its application in light of current law and interpretations thereof by regulatory authorities. If the Proposal is approved, the amended fundamental limitation cannot be changed with respect to a Fund without the vote of the Shareholders of that Fund. The existing limitation regarding investment in real estate and commodities will remain effective for the remaining Funds in the Trust not being solicited by this Proxy Statement.

  Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the Funds are managed or the way in which securities or instruments are selected for the Funds. The Funds will not acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make it explicit that the Funds may acquire securities that are backed or secured by mortgages on real property or other rights to foreclose on real estate in the event of a default. Second, the proposed limitation would clarify the fact that the Funds may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects, such as factories, office buildings, or apartments). Any investments in these securities are, of course, subject to each Fund's investment objective and policies, as well as to other limitations regarding diversification and concentration in particular industries. Moreover, to the extent that the Funds invest to a greater degree in real estate-related securities, they will be subject to the risks of the real estate market.

  As with the existing limitation on purchasing real estate and commodities, the amended limitation permits each Fund, to the extent permitted by its investment objective and policies, to invest in the securities of companies that invest in physical commodities or engage in physical commodities activities (e.g., gold mining and production). To the extent that it invests in securities of companies that purchase physical commodities or engage in related activities, a Fund will be subject to the risks associated with the commodities markets, which tend to be more speculative than traditional equity markets. The revised limitation provides that no Fund, however, may invest in the physical commodity itself. Moreover, adoption of the proposed limitation is not expected to significantly affect the way in which the Funds are managed or the way in which securities are selected for the Funds.

  Adoption of the proposed limitation is also intended to make clear that the Funds may engage to the extent permitted by law in transactions involving commodities contracts relating to financial instruments (i.e., financial futures contracts and options on such contracts). Thus, while no Fund may acquire physical commodities or futures contracts thereon, a Fund may, with the approval of the Board of Trustees and upon proper disclosure in the Prospectus, invest in financial futures and options. Financial futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

  To the extent approved by the Board of Trustees, each Fund may use financial futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, each Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Each Fund that engages in futures transactions will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. Further, each such Fund will limit its use of futures to the extent necessary to qualify for exemption from regulation by the Commodities Futures Trading Commission.

  If the Proposal is approved, the amended fundamental limitation regarding investment in real estate and commodities cannot be changed with respect to a Fund without the vote of the Shareholders of that Fund.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.
                                                    ---
2. PROPOSAL TO RECLASSIFY EACH FUND'S INVESTMENT LIMITATION CONCERNING SHORT SALES AND MARGIN SALES AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, Shareholders of each Fund will vote separately regarding the reclassification of such Fund's current investment limitation concerning short sales and margin sales and the amendment of certain language. This limitation is currently stated as follows:

    [A Fund may not:] Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

  Subject to Shareholder approval, the Trustees intend to replace this limitation with the following non-fundamental limitation:

    [A Fund may not:] Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin in connection with futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by
  Section 18 of the 1940 Act.

  The amended limitation is intended to permit each Fund to make good faith margin deposits in connection with its use of options and futures contracts and to make short sales in conformity with Section 18 of the 1940 Act.

  Adoption of the limitation is not expected to significantly affect the way in which the Funds are managed or the way in which securities or instruments are selected for the Funds. However, the Trustees are requesting approval of the amended limitation at this time to reduce the costs associated with holding a Shareholder meeting in the future to approve such a proposal. If the Proposal is approved, the amended non-fundamental limitation concerning short sales and margin sales can be changed with respect to a Fund without the vote of the Shareholders of that Fund.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.
                                                    ---
3. PROPOSAL TO ELIMINATE EACH FUND'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN PUTS, CALLS, OPTIONS OR COMBINATIONS THEREOF.

  At the Meeting, Shareholders of each Fund will vote separately to eliminate each Fund's fundamental limitation concerning investment in puts, calls, options or combinations thereof. This limitation is currently stated as follows:

    [A Fund may not:] Write or purchase puts, calls, options or combinations thereof, except that each of the Value Fund, Growth Fund, Small Cap Fund, Balanced Fund, Intermediate Government Fixed Income Fund, Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund and Limited Volatility Fixed Income Fund may write covered call options with respect to any or all parts of its securities; and the Value Fund, Growth Fund, Small Cap Fund, Balanced Fund, International Equity Fund, Asian Tigers Fund, TransEurope Fund, Intermediate Government Fixed Income Fund, Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund and Limited Volatility Fixed Income Fund may purchase puts as described in the Statement of Additional Information. The Value Fund, Growth Fund, Small Cap Fund, Balanced Fund, International Equity Fund, Asian Tigers Fund, TransEurope Fund, Intermediate Government Fixed Income Fund, Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund and Limited Volatility Fixed Income Fund may sell options previously purchased and enter into closing transactions with respect to covered call options. In addition, the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, Asian Tigers Fund, TransEurope Fund, Balanced Fund, Intermediate Government Fixed Income Fund, Fixed Income Fund, Tax-Exempt Fixed Income Fund, Global Fixed Income Fund and Limited Volatility Fixed Income Fund may engage in options on stock indices to invest cash on an interim basis.

  Subject to Shareholder approval, the Trustees intend to eliminate each Fund's fundamental limitation concerning investment in puts, calls, options, or combinations thereof.

  If the Proposal is approved, each Fund may invest in puts, calls, options, or combinations thereof to the extent consistent with the 1940 Act, state blue sky regulations and each Fund's investment objectives and policies and disclosure. Currently, the Tax-Exempt Fixed Income, Value, Growth, Small Cap, International Equity, TransEurope, Asian Tigers, and Balanced Funds each have a non-fundamental limitation concerning the purchase of warrants which provides that so long as shares of those Funds are registered in Texas and such restrictions are required as a consequence of such registration, those Funds will not invest more than 5% of the Fund's net assets in warrants; provided that, of this, no more than 2% will be invested in warrants that are not listed in the New York Stock Exchange or American Stock Exchange. The Funds have no present intention to substantially alter their investment strategies in this regard. However, to the extent that regulatory or market developments make these investments more appropriate or necessary, this policy can be changed with respect to a Fund without the vote of the Shareholders of that Fund.

  A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. Each Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of the securities that the Fund may seek to purchase in the future. Each Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Funds, loss of the premium paid may be offset by an increase in the value of the Funds' securities or by a decrease in the cost of acquisition of securities by the Funds.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.
                                                    ---
4. PROPOSAL TO AMEND EACH FUND'S FUNDAMENTAL LIMITATION CONCERNING BORROWING, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, the Shareholders of each Fund will vote separately regarding the amendment of each Fund's fundamental limitation regarding borrowing. This limitation is currently stated as follows:

    [A Fund may not:] Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

  Subject to Shareholder approval, the Trustees intend to replace this limitation will be replaced with the following fundamental limitation:

    [A Fund may not:] Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets, asset coverage of at least 300% is required for all borrowings.

  The primary purpose of this Proposal is to amend and update each Fund's limitation on borrowing to clarify its application in light of current law and interpretations thereof by regulatory authorities. As amended, the limitation will afford each Fund increased flexibility in making investment decisions, and may enable the Funds to take advantage of changing market conditions.

  Under positions established by the SEC staff, investment strategies which obligate a Fund to purchase securities at a future date or otherwise require that a Fund segregate assets, are considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by
Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Fund and, as a result, will not lead the Fund to be leveraged in the traditional sense since the Fund's ability to borrow is reduced by one dollar for every dollar of its assets that is segregated.

  Adoption of the proposed limitation is not expected to have a material impact in the foreseeable future on the management of the Funds, the investment performance of the Funds, or the securities or instruments in which each of the Funds may invest. If the Proposal is approved, the amended fundamental limitation regarding borrowing cannot be changed with respect to a Fund without the vote of the Shareholders of that Fund.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 4.
                                                    ---
5. PROPOSAL TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, Shareholders of each Fund will vote separately to reclassify the Funds' current investment limitation concerning pledging, mortgaging or hypothecating assets, and to amend the limitation. This limitation is currently stated as follows:

    [A Fund may not:] Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted to securities lending.

  Subject to Shareholder approval, the Trustees intend to replace this limitation with the following non-fundamental limitation:

    [A Fund may not:] Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund's fundamental limitation on permitted borrowings.

  The amended limitation is intended to permit each Fund to make good faith margin deposits in connection with options and futures contracts. When a Fund pledges its assets, however, there may be risks of delay in recovery of the assets pledged, or even loss of rights in the pledged assets should the party to whom the assets have been pledged fail financially or become insolvent. In order to minimize these risks, the Funds will only enter into futures and options transactions with parties approved in accordance with guidelines adopted by the Board of Trustees.

  Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however, as long as certain conditions are satisfied, mutual funds are permitted to engage in certain types of transactions that might be considered to result in the issuance of "senior securities." For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid, high grade debt securities in an amount equal to its obligation to pay cash for the securities at a future date. Each Fund will utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the Investment Company Act.

  Adoption of the proposed non-fundamental limitation is not expected to have a material impact in the foreseeable future on the management of the Funds, the investment performance of the Funds, or the securities or instruments in which each of the Funds may invest. If the Proposal is approved, the amended fundamental limitation regarding borrowing can be changed with respect to a Fund without the vote of the Shareholders of that Fund.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 5.
                                                    ---
6. PROPOSAL TO RECLASSIFY EACH FUND'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN SECURITIES OF INVESTMENT COMPANIES AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, the Shareholders of each Fund will vote separately to reclassify as non-fundamental the Fund's fundamental limitation concerning investment in securities of any investment company and to approve certain amended language. This limitation is currently stated as follows:

    [A Fund may not:] Purchase securities of other investment companies except for money market funds and, in the case of the International Equity and Asian Tigers Funds, closed-end funds, and then only as permitted by the 1940 Act and the rules and regulations, thereunder.

  Subject to Shareholder approval, the Trustees intend to reclassify the existing limitation with respect to the Funds as non-fundamental, and to re-state the limitation as follows:

    No Fund may invest its assets in securities of any investment company, except: (i) by purchase in the open market involving only customary brokers' commission; (ii) in connection with mergers, acquisitions of assets, or consolidations; or (iii) as otherwise permitted by the 1940 Act.

  The primary purpose of this Proposal is to reclassify each Fund's limitation on investing in investment companies and to amend certain language to clarify its application in light of current law and interpretations thereof by regulatory authorities. If the Proposal is approved, each Fund's policy regarding investment in securities of investment companies can be changed without the vote of the Shareholders of that Fund.

  The ability of mutual funds such as the Funds to invest in other investment companies is restricted by the 1940 Act and by some state blue sky laws. The federal restrictions set forth in Section 12(d) of the 1940 Act remain fully applicable to each Fund. In addition, the Funds must comply with all applicable state regulations. Should such state regulations be relaxed or eliminated in the future, the Trustees will be able to change the limitation without the vote of the Shareholders. This will afford the Funds increased flexibility in making investment decisions, and may allow the Funds to respond rapidly to changing market conditions.

  The Funds have previously purchased shares of unit investment trusts ("UITs"), which are types of investment companies, in order to replicate market performance. The adoption of the amended and reclassified investment limitation will allow the Funds to continue this practice of purchasing shares of this and other investment company vehicles, which will provide increased investment opportunities for the Funds, and which may enable the Funds to enhance their performance.

  Adoption of the proposed limitation is not expected to significantly affect the way in which the Funds are managed or the way in which securities or instruments are selected for the Funds. If the Proposal is approved, the amended fundamental limitation regarding borrowing can be changed with respect to a Fund without the vote of the Shareholders of that Fund.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 6.
                                                    ---
             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

  The Advisor. LaSalle Street Capital Management, Ltd., 10 South LaSalle Street, Suite 3701, Chicago, Illinois 60603 (the "Advisor") serves as the investment advisor for the Funds under an advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Advisor reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by the Trustees of the Trust.

  The Advisor is a wholly-owned subsidiary of LaSalle National Trust, N.A. LaSalle National Trust, N.A. is a subsidiary of LaSalle National Corporation, a bank holding company. The Advisor is an indirect wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.

  The Sub-Advisor. ABN AMRO-NSM International Funds Management B.V., Foppingadreef 22, P.O. Box 246, 1000 EA Amsterdam, the Netherlands (the "Sub-Advisor") serves as the investment sub-advisor to the TransEurope Fund, International Equity Fund, Global Fixed Income Fund, Latin American Equity Fund, and Asian Tigers Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the TransEurope Fund, International Equity Fund, and Asian Tigers Fund, selects investments and places all orders for purchases and sales of each Fund's securities, subject to the general supervision of the Trustees of the Trust and the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor.

  The Distributor. Rembrandt Financial Services Company (the "Distributor"), a subsidiary of SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, serves as the Fund's distributor pursuant to a Distribution Agreement between the Trust and the Distributor.

  5% Shareholders. As of March 4, 1996, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Fund. The Trust believes that most of these shares were held in accounts for the fiduciary, agency or custodial customers of the persons listed below.

                                                                            PERCENTAGE OF
                    NAME AND ADDRESS OF               NUMBER OF                FUND'S
FUND                  BENEFICIAL OWNER                 SHARES                  SHARES
----               ----------------------             ---------             -------------
Value Fund         Trust Class

                   LaSalle National Trust
                   Attn: Security
                   Movement
                   P.O. Box 1443
                   Chicago, IL 60690

Growth Fund        LaSalle National Trust
                   Attn: Security
                   Movement
                   P.O. Box 1443
                   Chicago, IL 60690

                                                                      PERCENTAGE OF
                          NAME AND ADDRESS OF         NUMBER OF          FUND'S
FUND                        BENEFICIAL OWNER           SHARES            SHARES
----                     ----------------------       ---------       -------------
Small Cap Fund           LaSalle National Trust
                         Attn: Security
                         Movement
                         P.O. Box 1443
                         Chicago, IL 60690

International Equity     LaSalle National Trust
Fund                     Attn: Security
                         Movement
                         P.O. Box 1443
                         Chicago, IL 60690

Asian Tigers Fund        LaSalle National Trust
                         Attn: Security
                         Movement
                         P.O. Box 1443
                         Chicago, IL 60690

Intermediate             LaSalle National Trust
Government Fixed         Attn: Security
Income Fund              Movement
                         P.O. Box 1443
                         Chicago, IL 60690

Tax-Exempt Fixed         LaSalle National Trust
Income Fund              Attn: Security
                         Movement
                         P.O. Box 1443
                         Chicago, IL 60690

Global Fixed Income      LaSalle National Trust
Fund                     Attn: Security
                         Movement
                         P.O. Box 1443
                         Chicago, IL 60690

Balanced Fund            LaSalle National Trust
                         Attn: Security
                         Movement
                         P.O. Box 1443
                         Chicago, IL 60690

  The Trust and its Trustees and officers do not own beneficially more than 1% of the outstanding shares of any Fund.

  Adjournment. In the event that sufficient votes in favor of the Proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Trust.

  Required Vote. Approval of the Proposals with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

  Abstentions and "broker non-votes" will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which they relate.

  Shareholder Proposals. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Financial Management Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road Wayne,
Pennsylvania 19087-1658, or by calling 1-800-   .

  Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                               ----------------

  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                               REMBRANDT FUNDS(R)
                                   Value Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Value Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================

         The proxies are authorized to vote upon all of the Proposals.


             ____For          ____Against          ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For         ____Against         ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For         ____Against         ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For         ____Against         ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For         ____Against         ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For         ____Against         ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For         ____Against         ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                                  Growth Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Growth Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================
         The proxies are authorized to vote upon all of the Proposals.


             ____For         ____Against         ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For       ____Against     ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For       ____Against     ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For       ____Against     ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For       ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                                 Small Cap Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Small Cap Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================
         The proxies are authorized to vote upon all of the Proposals.


             ____For         ____Against         ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For       ____Against     ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For       ____Against     ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For       ____Against     ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For       ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                           International Equity Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Equity Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================
         The proxies are authorized to vote upon all of the Proposals.


             ____For         ____Against         ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For       ____Against     ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For       ____Against     ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For       ____Against     ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For       ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                               Asian Tigers Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Asian Tigers Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================
         The proxies are authorized to vote upon all of the Proposals.


             ____For         ____Against         ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For       ____Against     ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For       ____Against     ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For       ____Against     ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For       ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                   Intermediate Government Fixed Income Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Intermediate Government Fixed Income Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================
         The proxies are authorized to vote upon all of the Proposals.


             ____For         ____Against         ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For       ____Against     ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For       ____Against     ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For       ____Against     ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For       ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                          Tax-Exempt Fixed Income Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Tax-Exempt Fixed Income Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================
         The proxies are authorized to vote upon all of the Proposals.


             ____For         ____Against         ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For       ____Against     ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For       ____Against     ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For       ____Against     ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For       ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               REMBRANDT FUNDS(R)
                            Global Fixed Income Fund
                      Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 19, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Todd Cipperman as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Global Fixed Income Fund of Rembrandt Funds(R) (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, April 19, 1996, at _____, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications or elimination of) the Funds' investment limitations and, in accordance with their own discretion, any other matters properly brought before the Meeting.

If you wish to vote "For" or "Against" all of the Proposals, or if you wish to "Abstain" from voting on all such Proposals, please fill out the box below:

================================================================================
         The proxies are authorized to vote upon all of the Proposals.


             ____For         ____Against         ____Abstain
================================================================================

If you complete the box above, you do not need to vote on the individual Proposals listed below. If you complete both the box and the Proposals below, the proxies will use the voting instructions indicated below for each Proposal.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.  Amend the fundamental investment limitation concerning investment in real estate and commodities to clarify each Fund's ability to invest in commodities contracts relating to financial instruments and in marketable securities issued by companies that invest in real estate and commodities contracts.

             ____For       ____Against     ____Abstain

PROPOSAL 2.  Reclassify each Fund's fundamental investment limitation concerning short sales and margin sales and amend the limitation to clarify each Fund's ability to make short sales and margin sales and to use margin accounts in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 3.  Eliminate each Fund's fundamental investment limitation concerning puts, calls, options or combinations thereof.

             ____For       ____Against     ____Abstain


PROPOSAL 4.  Amend each Fund's fundamental investment limitation concerning borrowing to enhance each Fund's ability to borrow money.

             ____For       ____Against     ____Abstain


PROPOSAL 5.  Reclassify each Fund's fundamental investment limitation concerning pledging, mortgaging or hypothecating assets and amend the limitation to clarify each Fund's ability to make good faith margin deposits in connection with options and futures contracts.

             ____For       ____Against     ____Abstain


PROPOSAL 6.  Reclassify the fundamental investment limitation concerning investment in securities of investment companies as a non-fundamental policy as to the Funds, and to amend certain language in order to clarify the reach of the non-fundamental policy.

             ____For       ____Against     ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each of the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:_________________, 1996                 ________________________________
                                              Signature of Shareholder


                                              ________________________________
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.


                                       3